Date: April 15th 2018

Wong Kong Yew
No. 2 Jalan Halaman 3A
Taman Halaman Indah
68000 Ampang
Selangor Darul Ehsan
MALAYSIA

The Board of Directors
FELAZZO CORPS

Dear colleagues

RESIGNATION OF DIRECTORSHIP AND ALL OFFICE BEARER POSITIONS IN FELLAZO CORP

In view of my increasing personal commitments and responsibilities and indemnity letter duly signed by and received from Yap Kit Chuan, Incumbent Director.

I, Wong Kong Yew hereby tender my resignation, with ONE month notice from the date of this letter, from the Board of Directors and all my other office bearer positions in the Company.

Effective Date: May 15th 2018

Yours Sincerely

Wong Kong Yew

cc. Ray Heung, Greenpro Capital Corp.
Andrew Schulz, Audit Senior, Malone Bailey LLP